UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2026

AMYLYX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41199	46-4600503
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Cambridge Parkway, Suite 6W Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 682-0917

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMLX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 8, 2026, Amylyx Pharmaceuticals, Inc. (the “Company”) entered into a Manufacturing and Supply Agreement (the “Bachem Manufacturing Agreement”) with Bachem Americas, Inc. (“Bachem”) and on September 1, 2026, the Company entered into a term sheet (the “Polypeptide Term Sheet”) with Polypeptide Group AG (“Polypeptide”), pursuant to which Bachem and Polypeptide, respectively, will manufacture and supply the Company’s long-term supply requirements of avexitide drug substance for commercial use, if approved. Bachem and Polypeptide will be non-exclusive suppliers and the Company may procure supplies from one or more alternate manufacturers.

Bachem Manufacturing Agreement

Pursuant to the Bachem Manufacturing Agreement, beginning in 2028, the Company has agreed to purchase a minimum quantity of avexitide drug substance per calendar year during the term of the Bachem Manufacturing Agreement at the applicable supply price. Under the Bachem Manufacturing Agreement, the Company will provide periodic estimates of its supply needs to Bachem, a portion of which will be binding upon both parties. The supply price will be adjusted on an annual basis, effective on January 1 of each year, to reflect increases in, among other things, labor, utilities and overhead. The Company will also pay certain other maintenance fees and expenses as contemplated by the Supply Agreement.

The Bachem Manufacturing Agreement has an initial term of five years and will automatically renew for successive three-year periods, unless earlier terminated in accordance with its terms. Either party may terminate the Bachem Manufacturing Agreement upon prior written notice under certain circumstances, including for material breach (subject to specified cure periods) or bankruptcy or insolvency. The Company may also terminate the Bachem Manufacturing Agreement upon certain regulatory actions or objections.

The Bachem Manufacturing Agreement contains customary representations, warranties and covenants, including with respect to the ownership of any intellectual property created pursuant to the Bachem Manufacturing Agreement, as well as provisions relating to acceptance, warranty, quality, testing and inspection, audit, access to information, indemnification, confidentiality and other matters.

Polypeptide Term Sheet

Pursuant to the Polypeptide Term Sheet, the Company and Polypeptide shall negotiate in good faith and promptly enter into a definitive written agreement consistent with the terms set forth in the Polypeptide Term Sheet and other mutually agreeable terms and conditions (the “Polypeptide Manufacturing Agreement”). Under the Term Sheet, the Company will pay a $30 million upfront fee to Polypeptide for capacity reservation and in consideration of the commitments described therein.

Pursuant to the Polypeptide Term Sheet, and subject to the execution of the Polypeptide Manufacturing Agreement, the Company and Polypeptide have agreed, among other things: (i) that beginning in 2028, the Company will purchase a minimum quantity of avexitide drug substance per calendar year during the term of the Polypeptide Manufacturing Agreement at the applicable supply price; (ii) that the Company will provide periodic estimates of its supply needs to Polypeptide, a portion of which will be binding upon both parties, and (iii) to fixed volume-based pricing, as may be adjusted on an annual basis.

The foregoing descriptions of the Bachem Manufacturing Agreement and Polypeptide Term Sheet are qualified in their entirety by reference to the full text of the Bachem Manufacturing Agreement and Polypeptide Term Sheet, respectively, copies of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2026.

Forward Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, the Company’s ability to successfully complete the development and commercialization of avexitide, including its ability to obtain and maintain regulatory approvals for avexitide and scale its third-party manufacturing capabilities; the Company’s plans regarding, and its ability to maintain, obtain, and negotiate favorable terms of, any manufacturing or other arrangements that may be necessary or desirable to develop, manufacture or commercialize avexitide, including with respect to the Bachem Manufacturing Agreement and the Polypeptide Manufacturing Agreement (together, the “Manufacturing Agreements”); and the expected benefits of the Manufacturing Agreements. Any forward-looking statements in this Current Report are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: the success, cost, and timing of Amylyx’s program development activities; Amylyx’s ability to execute on its regulatory development plans and expectations regarding the timing of results from its planned data announcements and initiation of clinical studies; the risk that early-stage results may not reflect later-stage results; Amylyx’s ability to fund operations, and the impact that global macroeconomic uncertainty, geopolitical instability, and public health events will have on Amylyx’s operations, as well as the risks and uncertainties set forth in Amylyx’s United States Securities and Exchange Commission (“SEC”) filings, including Amylyx’s Annual Report on Form 10-K for the year ended December 31, 2025, and subsequent filings with the SEC. All forward-looking statements contained in this Current Report speak only as of the date on which they were made. Amylyx undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYLYX PHARMACEUTICALS, INC.

Date: September 8, 2026	By:	/s/ James M. Frates
James M. Frates
Chief Financial Officer